UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2023

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55450	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 24, 2023, Medicine Man Technologies, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) to report, among other things, the appointment of Bradley Stewart as a director. At the time of the appointment, the Company’s board of directors (the “Board”) had not made a determination regarding the committees to which Mr. Stewart would be appointed.

The Company is filing this Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) pursuant to Instruction 2 to Item 5.02 to amend the Original Filing to provide information about the Board committees to which Mr. Stewart has been appointed. This Amendment does not modify, amend, or update in any way any of the financial or other information contained in the Original Filing, nor does it reflect events that may have occurred subsequent to the filing date of the Original Filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2023, the Board appointed Bradley Stewart as a member and Chair of the Board’s compensation committee, and it removed Marc Rubin from the Board’s compensation committee.  Additionally, the Board appointed Jeffrey Cozad as the Chair of the Board’s nominating and corporate governance committee, and it removed Jonathan Berger as the Chair of the Board’s nominating and corporate governance committee. As a result of the foregoing, the members of the committees of the Board are as follows:

Audit Committee

Jonathan Berger, Chair

Jeffrey Garwood

Pratap Mukharji

Marc Rubin

Compensation Committee

Bradley Stewart, Chair

Jonathan Berger

Jeffrey Garwood

Pratap Mukharji

Nominating and Corporate Governance Committee

Jeffrey Cozad, Chair

Jonathan Berger

Paul Montalbano

Pratap Mukharji

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Christine Jones
Date: August 8, 2023		Christine Jones
Chief Legal Officer